                                                                   Exhibit 99.2




PXRE           Consolidated Balance Sheets
Group Ltd.     (Dollars in thousands, except par value per share)
-------------------------------------------------------------------------------

                                                                                                       June 30,       December 31,
                                                                                                         2003            2002
                                                                                                         ----            ----
                                                                                                      (Unaudited)
Assets           Investments:
                    Fixed maturities:
                      Available-for-sale (amortized cost $554,667 and $465,963, respectively)        $   571,265     $   478,878
                      Trading (cost $18,323 and $19,521, respectively)                                    20,976          21,871
                    Short-term investments                                                               143,766         133,318
                    Hedge funds (cost $79,448 and $84,915, respectively)                                 110,757         113,105
                    Other invested assets (cost $9,833 and $10,522, respectively)                         10,968          11,529
                                                                                                     -----------     -----------
                       Total investments                                                                 857,732         758,701
                 Cash                                                                                    101,544          46,630
                 Accrued investment income                                                                 6,535           5,788
                 Premiums receivable, net                                                                 62,897          77,290
                 Other receivables                                                                        31,884          27,052
                 Reinsurance recoverable on paid losses                                                   24,072          29,653
                 Reinsurance recoverable on unpaid losses                                                164,658         207,444
                 Ceded unearned premiums                                                                   7,586          10,496
                 Deferred acquisition costs                                                                9,427          22,721
                 Income tax recoverable                                                                    6,169               -
                 Other assets                                                                             47,913          51,367
                                                                                                     -----------     -----------
                       Total assets                                                                  $ 1,320,417     $ 1,237,142
                                                                                                     ===========     ===========

Liabilities      Losses and loss expenses                                                            $   442,997     $   447,829
                 Unearned premiums                                                                        43,447          63,756
                 Debt payable                                                                                  -          30,000
                 Reinsurance balances payable                                                             66,502          81,090
                 Deposit liabilities                                                                      69,367          35,149
                 Income tax payable                                                                            -           2,486
                 Payable for securities purchased                                                         37,393              22
                 Other liabilities                                                                        33,342          29,011
                                                                                                     -----------     -----------
                       Total liabilities                                                                 693,048         689,343
                                                                                                     -----------     -----------

                 Minority interest in consolidated subsidiaries:
                     Company-obligated mandatorily redeemable capital trust
                      pass-through securities of subsidiary trusts holding solely a
                      company-guaranteed related subordinated debt                                       126,838          94,335
                                                                                                     -----------     -----------

Stockholders'   Serial convertible preferred stock, $1.00 par value, $10,000
Equity                stated value -- 10 million shares authorized, 0.02 million shares
                      issued and outstanding                                                             165,504         159,077
                Common stock, $1.00 par value -- 50 million shares
                     authorized, 12.2 million and 12.0 million shares issued
                     and outstanding, respectively                                                        12,169          12,030
                Additional paid-in capital                                                               172,096         168,866
                Accumulated other comprehensive income net of deferred income
                   tax expense of $4,044 and $2,866, respectively                                          9,834           7,142
                Retained earnings                                                                        145,256         108,062
                Restricted stock at cost (0.3 million and 0.2 million shares, respectively)               (4,328)         (1,713)
                                                                                                     -----------     -----------
                      Total stockholders' equity                                                         500,531         453,464
                                                                                                     -----------     -----------
                      Total liabilities and stockholders' equity                                     $ 1,320,417     $ 1,237,142
                                                                                                     ===========     ===========


The accompanying notes are an integral part of these statements.

PXRE            Consolidated Statements of Income and Comprehensive Income
Group Ltd.      (Dollars in thousands, except per share amounts)
-------------------------------------------------------------------------------


                                                                                    Three Months Ended       Six Months Ended
                                                                                          June 30,               June 30,
                                                                                     2003        2002        2003          2002
                                                                                     ----        ----        ----          ----
                                                                                                    (Unaudited)
Revenues        Net premiums earned                                                $ 84,015    $ 45,763   $ 168,788     $ 104,919
                Net investment income                                                 8,557       8,445      14,032        12,532
                Net realized investment gains                                           110         514         109         1,003
                Fee income                                                            1,108         586       2,384         1,839
                                                                                   --------    --------   ---------     ---------
                                                                                     93,790      55,308     185,313       120,293
                                                                                   --------    --------   ---------     ---------

Losses and      Losses and loss expenses incurred                                    44,799      18,863      77,653        36,086
Expenses        Commissions and brokerage                                            14,618       5,276      34,645        17,719
                Other operating expenses                                              9,851       6,223      19,013        15,094
                Interest expense                                                        245         754       2,504         1,499
                Minority interest in consolidated subsidiary                          2,428       2,199       4,533         4,423
                                                                                   --------    --------   ---------     ---------
                                                                                     71,941      33,315     138,348        74,821
                                                                                   --------    --------   ---------     ---------


                Income before income taxes                                           21,849      21,993      46,965        45,472
                Income tax provision                                                    371       2,949       1,880         8,196
                                                                                   --------    --------   ---------     ---------

                Net income before preferred stock dividends                        $ 21,478    $ 19,044   $  45,085     $  37,276
                                                                                   --------    --------   ---------     ---------
                Preferred stock dividends                                             3,245       2,900       6,427         2,900
                                                                                   --------    --------   ---------     ---------
                Net income available to common stockholders                        $ 18,233    $ 16,144   $  38,658     $  34,376
                                                                                   ========    ========   =========     =========


Comprehensive   Net income before preferred stock dividends                        $ 21,478    $ 19,044   $  45,085     $  37,276
Income, Net     Net unrealized appreciation on investments                            1,635       5,923       1,746         4,508
of Tax          Net unrealized (depreciation) appreciation on cash flow hedge             -        (140)        946            62
                                                                                   --------    --------   ---------     ---------
                Comprehensive income                                               $ 23,113    $ 24,827   $  47,777     $  41,846
                                                                                   ========    ========   =========     =========


Per Share       Basic:
                     Net income before preferred stock dividends                   $   1.80    $   1.62   $    3.79     $    3.18
                     Preferred stock dividends                                        (0.27)      (0.25)      (0.54)        (0.25)
                                                                                   --------    --------   ---------     ---------
                     Net income available to common stockholders                   $   1.53    $   1.37   $    3.25     $    2.93
                                                                                   ========    ========   =========     =========
                     Average shares outstanding (000's)                              11,921      11,768      11,911        11,752
                                                                                   ========    ========   =========     =========


                Diluted:
                     Net income                                                    $   0.93     $  0.88   $    1.96     $    2.21
                                                                                   ========    ========   =========     =========
                     Average shares outstanding (000's)                              23,183      21,655      22,959        16,863
                                                                                   ========    ========   =========     =========


The accompanying notes are an integral part of these statements.

PXRE                   Consolidated Statements of Stockholders' Equity
Group Ltd.             (Dollars in thousands)
-------------------------------------------------------------------------------

                                                                                  Three Months Ended          Six Months Ended
                                                                                       June 30,                   June 30,
                                                                                   2003         2002          2003         2002
                                                                                   ----         ----          ----         ----
                                                                                                   (Unaudited)
Preferred Stock   Balance at beginning of period                                $ 162,259     $       -     $ 159,077    $      -
                  Issuance of shares, net                                               -       150,000             -      150,000
                  Dividends to preferred stockholders                               3,245         2,900         6,427        2,900
                                                                                ---------     ---------     ---------    ---------
                      Balance at end of period                                  $ 165,504     $ 152,900     $ 165,504    $ 152,900
                                                                                =========     =========     =========    =========

Common Stock      Balance at beginning of period                                $  12,177     $  11,944     $  12,030    $  11,873
                  Issuance of shares, net                                              (8)           22           139           93
                                                                                ---------     ---------     ---------    ---------
                      Balance at end of period                                  $  12,169     $  11,966     $  12,169    $  11,966
                                                                                =========     =========     =========    =========

Additional        Balance at beginning of period                                $ 172,271     $ 176,694     $ 168,866    $ 175,405
Paid-in Capital   Issuance of shares                                                 (201)       (8,643)        3,140       (7,336)
                  Other                                                                26           (17)           90          (35)
                                                                                ---------     ---------     ---------    ---------
                      Balance at end of period                                  $ 172,096     $ 168,034     $ 172,096    $ 168,034
                                                                                =========     =========     =========    =========

Accumulated       Balance at beginning of period                                $   8,198     $  (1,512)    $   7,142    $    (299)
Other             Change in unrealized gains                                        1,636         5,924         1,746        4,509
Comprehensive     Change in cash flow hedge                                             -          (140)          946           62
Income                                                                          ---------     ---------     ---------    ---------
                      Balance at end of period                                  $   9,834     $   4,272     $   9,834    $   4,272
                                                                                =========     =========     =========    =========

Retained          Balance at beginning of period                                $ 127,755     $  72,989     $ 108,062    $  55,473
Earnings          Net income before preferred stock dividends                      21,478        19,044        45,085       37,276
                  Dividends to preferred stockholders                              (3,245)       (2,900)       (6,427)      (2,900)
                  Dividends to common stockholders                                   (732)         (719)       (1,464)      (1,435)
                                                                                ---------     ---------     ---------    ---------
                      Balance at end of period                                  $ 145,256     $  88,414     $ 145,256    $  88,414
                                                                                =========     =========     =========    =========

Restricted Stock  Balance at beginning of period                                $  (4,782)    $  (2,798)    $  (1,713)   $  (2,672)
                  Issuance of restricted stock                                       (764)         (237)       (4,609)      (1,040)
                  Amortization of restricted stock                                  1,218           391         1,994        1,068
                                                                                ---------     ---------     ---------    ---------
                      Balance at end of period                                  $  (4,328)    $  (2,644)    $  (4,328)   $  (2,644)
                                                                                =========     =========     =========    =========

Total             Balance at beginning of period                                $ 477,878     $ 257,317     $ 453,464    $ 239,780
Stockholders'     Issuance of preferred shares                                          -       150,000             -      150,000
Equity            Issuance of shares                                                 (209)       (8,621)        3,279       (7,243)
                  Restricted stock, net                                               454           154        (2,615)          28
                  Unrealized appreciation on investments, net of deferred
                     income tax                                                     1,636         5,924         1,746        4,509
                  Unrealized (depreciation) appreciation on cash flow hedge,
                     net of deferred income tax                                         -          (140)          946           62
                  Net income before preferred stock dividends                      21,478        19,044        45,085       37,276
                  Dividends to common stockholders                                   (732)         (719)       (1,464)      (1,435)
                  Other                                                                26           (17)           90          (35)
                                                                                ---------     ---------     ---------    ---------
                      Balance at end of period                                  $ 500,531     $ 422,942     $ 500,531    $ 422,942
                                                                                =========     =========     =========    =========

The accompanying notes are an integral part of these statements.

PXRE                        Consolidated Statements of Cash Flows
Group Ltd.                  (Dollars in thousands)
------------------------------------------------------------------------------


                                                                                  Three Months Ended       Six Months Ended
                                                                                       June 30,                June 30,
                                                                                   2003         2002        2003       2002
                                                                                   ----         ----        ----       ----
                                                                                                   (Unaudited)
Cash Flow         Net income before preferred stock dividends                   $  21,478    $ 19,044    $  45,085    $ 37,276
from Operating    Adjustments to reconcile net income to net cash
Activities          provided by operating activities:
                      Losses and loss expenses                                      5,386     (17,078)      (4,831)    (28,538)
                      Unearned premiums                                           (25,971)    (25,039)     (17,399)     19,430
                      Deferred acquisition costs                                    6,221      (1,228)      13,294      (6,413)
                      Receivables                                                  11,206      16,077        9,561      (7,088)
                      Reinsurance balances payable                                (10,093)      5,394      (14,588)     20,081
                      Reinsurance recoverable                                      14,916       2,719       48,367        (411)
                      Income taxes                                                 (7,727)        (65)      (9,742)      7,688
                      Equity in earnings of limited partnerships                   (5,472)     (3,706)      (7,849)     (5,407)
                      Trading portfolio purchased                                       0     (19,973)      (5,688)    (19,973)
                      Trading portfolio disposed                                    8,496           -        8,496           -
                      Deposit liability                                             3,281      16,261       34,218      16,695
                      Other                                                         9,770         860        8,486         (52)
                                                                                ---------    --------    ---------    --------
                        Net cash provided (used) by operating activities           31,491      (6,734)     107,410      33,288
                                                                                ---------    --------    ---------    --------



Cash Flow         Fixed maturities available for sale purchased                  (147,979)   (243,445)    (151,793)   (243,648)
from Investing    Fixed maturities available for sale disposed or matured          26,748       9,494       61,910      11,713
Activities        Payable for securities                                           37,138      14,385       37,371      14,292
                  Net change in short-term investments                             74,027     108,805      (10,448)     52,381
                  Hedge funds purchased                                            (3,000)    (26,366)      (7,000)    (26,366)
                  Hedge funds disposed                                              9,005       1,365       16,841      33,154
                  Other invested assets purchased                                     (16)          -         (121)          -
                  Other invested assets disposed                                      660       5,257        1,038       7,715
                                                                                ---------    --------    ---------    --------
                        Net cash used by investing activities                      (3,417)   (130,505)     (52,202)   (150,759)
                                                                                ---------    --------    ---------    --------



Cash Flow         Proceeds from issuance of preferred stock                             -     140,938            -     140,938
from Financing    Proceeds from issuance of common stock                              256         308          542       1,194
Activities        Proceeds from issuance of minority interest in consolidated      32,500           -       32,500           -
                  subsidiary
                  Cash dividends paid to common stockholders                         (732)       (719)      (1,464)     (1,435)
                  Repayment of debt                                               (10,000)    (10,000)     (30,000)    (20,000)
                  Repurchase of minority interest in consolidated subsidiary            -      (2,187)           -      (2,967)
                  Cost of stock repurchased                                        (1,230)       (105)      (1,872)       (558)
                                                                                ---------    --------    ---------    --------
                         Net cash provided (used) by financing activities          20,794     128,235         (294)    117,172
                                                                                ---------    --------    ---------    --------

                  Net change in cash                                               48,868      (9,004)      54,914        (299)
                  Cash, beginning of period                                        52,676      31,593       46,630      22,888
                                                                                ---------    --------    ---------    --------
                  Cash, end of period                                           $ 101,544    $ 22,589    $ 101,544    $ 22,589
                                                                                =========    ========    =========    ========


The accompanying notes are an integral part of these statements.